UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549	OMB APPROVAL
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported )	March 26, 2007
FairPoint Communications, Inc.
(Exact name of registrant as specified in its charter)
Delaware	333-56365	13-3725229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
521 East Morehead Street, Suite 250, Charlotte, North Carolina		28202
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code	(704) 344-8150
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  7.01 Regulation FD Disclosure.

On March 26, 2007, John P. Crowley, the Executive Vice President and Chief Financial Officer of FairPoint Communications, Inc. (the “Company”), will participate in the Lehman Brothers High Yield Bond and Syndicated Loan Conference (the “Presentation”). A copy of the Presentation is attached hereto as Exhibit 99.1.

Item 8.01	Other Events.

A copy of the Presentation is being furnished by being attached hereto as Exhibit 99.1. Such material may be deemed soliciting material in connection with the meeting of the Company’s stockholders to be held pursuant to the Agreement and Plan of Merger, dated as of January 15, 2007 (the “Merger Agreement”), by and among the Company, Verizon Communications Inc. (“Verizon”) and Northern New England Spinco Inc. (“Spinco”), a newly formed, wholly-owned subsidiary of Verizon, and a prospectus in connection with the issuance of common stock of the Company to stockholders of Spinco in the merger contemplated by the Merger Agreement (the “Merger”).

The Company intends to file a registration statement, including a proxy statement, and other materials with the Securities and Exchange Commission (“SEC”) in connection with the Merger. The Company urges investors to read these documents when they become available because they will contain important information. Investors will be able to obtain free copies of the registration statement and proxy statement, as well as other filed documents containing information about the Company and the Merger, at www.sec.gov, the SEC’s website. Investors may also obtain free copies of these documents and the Company’s SEC filings at www.fairpoint.com under the Investor Relations section, or by written request to FairPoint Communications, Inc., 521 E. Morehead Street, Suite 250, Charlotte, NC 28202, Attention: Investor Relations.

The Company, Verizon and the Company’s directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Company stockholders with respect to the Merger and related transactions. Information about the Company’s directors and executive officers is available in the Company’s proxy statement for its 2006 annual meeting of stockholders on April 24, 2006. Additional information regarding the interests of potential participants will be included in the registration statement and proxy statement and other materials to be filed by the Company with the SEC.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits
Exhibit Number	Description
99.1	Presentation

The information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. Such information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRPOINT COMMUNICATIONS, INC.

By:	/s/ John P. Crowley
Name:	John P. Crowley
Title:	Executive Vice President and
Chief Financial Officer

Date:  March 26, 2007